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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT



         We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                                      PROFIT SHARING (OVERSEAS), LIMITED
                                             PARTNERSHIP

                                      By:    KKR 1996 Fund (Overseas), Limited
                                             Partnership, general partner

                                      By:    KKR Associates II (1996), Limited
                                             Partnership, general partner

                                      By:    KKR 1996 Overseas, Limited, general
                                             partner


                                      By:    /s/ William J. Janetschek
                                             -----------------------------------
                                             Name:  William J. Janetschek
                                             Title: Attorney-in-fact for
                                                    Perry Golkin

                                      KKR 1996 FUND (OVERSEAS), LIMITED
                                             PARTNERSHIP

                                      By:    KKR Associates II (1996), Limited
                                             Partnership, general partner

                                      By:    KKR 1996 Overseas, Limited, general
                                             partner


                                      By:    /s/ William J. Janetschek
                                             -----------------------------------
                                             Name:  William J. Janetschek
                                             Title: Attorney-in-fact for
                                                    Perry Golkin





                                (Page 13 of 14)
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                                      KKR ASSOCIATES II (1996), LIMITED
                                             PARTNERSHIP

                                      By:    KKR 1996 Overseas, Limited, general
                                             partner


                                      By:    /s/ William J. Janetschek
                                             -----------------------------------
                                             Name:  William J. Janetschek
                                             Title: Attorney-in-fact for
                                                    Perry Golkin

                                      KKR 1996 OVERSEAS, LIMITED


                                      By:    /s/ William J. Janetschek
                                             -----------------------------------
                                             Name:  William J. Janetschek
                                             Title: Attorney-in-fact for
                                                    Perry Golkin


February 13, 2002






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